UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2025

SUPERIOR ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34037	87-4613576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1001 Louisiana Street, Suite 2900
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 654-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

In connection with its previously announced plan to suspend the obligations of Superior Energy Services, Inc. (the “Company”) to file periodic reports and other information pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s Board of Directors (the “Board”) determined the reverse stock split ratio to be 1-for-750 and the forward stock split ratio to be 750-for-1. These stock split ratios were within the ranges approved by written consent of the Company’s stockholders on December 16, 2024 pursuant to Section 228 of the Delaware General Corporation Law. The Board also determined to abandon all other stock split ratios within the ranges approved by written consent of the Company’s stockholders.

The Company filed certificates of amendment to the Company’s Second Amended and Restated Certificate of Incorporation with the State of Delaware to effect the reverse stock split, followed immediately by the forward stock split, both effective on January 29, 2025. Copies of the certificates of amendment are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Following the effectiveness of the stock splits, the Company filed a Form 15 with the SEC certifying that it has fewer than 300 stockholders, which suspended the Company’s obligations to file periodic reports and other information pursuant to the Exchange Act.

For more information regarding the going private transaction, please refer to the Schedule 13E-3 and accompanying Disclosure Statement filed with the SEC on January 6, 2025.

Item 7.01	Regulation FD Disclosure.

On January 29, 2025, the Company issued a press release announcing the Board’s determination of the stock split ratios and suspension of the Company’s periodic reporting obligations under the Exchange Act. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in Item 7.01 of this Current Report and the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to Item 7.01 of this Current Report in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Number	Exhibit

3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Superior Energy Services, Inc., filed January 29, 2025, to effect a 1-for-750 reverse stock split.

3.2	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Superior Energy Services, Inc., filed January 29, 2025, to effect a 750-for-1 forward stock split.

99.1	Press Release, dated January 29, 2025, issued by Superior Energy Services, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

Date: January 30, 2025	By:	/s/ David J. Lesar
	Name:	David J. Lesar
	Title:	Chairman and Chief Executive Officer